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                                                                    EXHIBIT 23.1

                                 PUBLICARD, INC.
                            AND SUBSIDIARY COMPANIES

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 20, 2002 included in this Form 10-K into the Company's previously filed Registration Statements on Form S-3 File Nos. 33-9344, 333-80447, 333-87597, 333-89917, 333-33788 and 333-53204 and
Registration Statements on Form S-8 File Nos. 33-88876, 333-72411, 333-43466 and 333-43468.


/s/Arthur Andersen LLP

Stamford, Connecticut
March 25, 2002